Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 3 TO

EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 3 TO THE EXCLUSIVE (EQUITY) AGREEMENT (this “Amendment”) dated as of January 19, 2021 (the “Amendment Date”), is entered into between Surrozen, Inc., a Delaware corporation (hereinafter, “Surrozen”), having offices at 171 Oyster Point Blvd., Suite 400, South San Francisco, CA 94080 and Board of Trustees of the Leland Stanford Junior University (hereinafter, “Stanford”), an institution of higher education, having powers under the laws of the State of California, and having offices at 3000 El Camino Real, Building 5, Suite 300, Palo Alto, CA 94306-2100, with respect to the following facts:

A.    The Parties entered into the EXCLUSIVE (EQUITY) AGREEMENT on March 23, 2016, and subsequently amended on July 5, 2016 (Amendment No. 1) and again on October 7, 2016 (Amendment No. 2; collectively the “Agreement”). All terms used, but not defined, herein shall have the respective meanings set forth in the Agreement.

B.    The Parties now desire to amend the Agreement in certain respects on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties hereby amend the Agreement and otherwise agree as follows:

1.	Amendments.

1.1	The Preamble is amended as follows:

•

This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Surrozen, Inc. (“Surrozen”), a Delaware corporation having a principal place of business at 171 Oyster Point Blvd., Suite 400, South San Francisco, CA 94080, is effective on the 23rd day of March, 2016 (“Effective Date”).

1.2	Section 2.5 is amended as follows:

•	“Licensed Field of Use” means treatment, palliation, diagnosis, assessment or prevention of any human or veterinary disease, disorder or condition.

1.3	Section 7.7 is amended as follows:

•	Milestone Payments. Surrozen will pay Stanford the following milestone payments:

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

1.4	Section 7.8 is amended as follows:

•

Earned Royalty. Surrozen will pay Stanford earned royalties of [****] on Net Sales booked by Surrozen of a Licensed Product that is covered by a Valid Claim. Surrozen will pay Stanford earned royalties of [****] on Net Sales booked by a sub-licensee of a Licensed Product that is covered by a Valid Claim.

1.5	Section 18.2 is amended as follows:

•	All Notices. All notices under this Agreement are deemed fully given when written, addressed and sent as follows:

All general notices to Surrozen are mailed or emailed to:

[****]

[****]

[****]

[****]

[****]

[****]

All financial invoices to Surrozen (i.e., accounting contact) are emailed to:

[****]

[****]

All progress reports to Surrozen (i.e., technical contact) are emailed to:

[****]

[****]

[****]Appendix A is amended as follows:[****]

[****]

[****]

[****]

[****]

[****]

[****]

2.	Miscellaneous.

2.1    This Amendment shall be effective for all purposes as of January 19, 2021. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

2.2    Upon execution of this Amendment, Surrozen will pay to Stanford a [****] amendment fee.

2.3    This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same agreement.

2.4    This Agreement has been executed in the State of California and its validity, construction, and all rights under it shall be governed by the laws of the State of California without reference to conflicts of law principles.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Amendment as of the Amendment Date.

SURROZEN, INC.		BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	/s/ Craig Parker	By:	/s/ Sunita Rajdev
	Craig Parker		Sunita Rajdev
	CEO		Senior Associate Director

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